Taxation	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Taxation
Taxation

Income taxes consist of the following:

	Year ended December 31
(In US$ millions)	2014	2013	2012
Current tax expense:
Bermuda	—	—	—
Foreign	23	200	167
Deferred tax (benefit)/expense:
Bermuda	—	—	—
Foreign	(4)	(50)	58
Tax related to internal sale of assets in subsidiary, amortized for group purposes	—	4	7
Total tax expense	19	154	232
Effective tax rate	0.5%	5.2%	16.1%

The effective tax rate for the twelve months ended December 31, 2014 is 0.5%. The effective tax rate has been positively impacted by the resolution of uncertain tax positions, the deconsolidation of Seadrill Partners, and asset sales during the year.

The Company, including its subsidiaries, is taxable in several jurisdictions based on its rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, the Company may pay tax within some jurisdictions even though it might have an overall loss at the consolidated level.

The income taxes for the years ended December 31 2014, 2013 and 2012 differed from the amount computed by applying the Bermudan statutory income tax rate of 0% as follows:

	Year ended December 31
(In US$ millions)	2014	2013	2012
Income taxes at statutory rate	—	—	—
Effect of transfers to new tax jurisdictions	—	4	7
Effect of change on uncertain tax positions relating to prior year	(85)	(7)	91
Effect of taxable income in various countries	104	157	134
Total tax expense	19	154	232

Deferred Income Taxes

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. The net deferred tax assets (liabilities) consist of the following:

Deferred Tax Assets:

(In US$ millions)	December 31, 2014	December 31, 2013
Pension	19	12
Provisions	20	8
Net operating losses carried forward	291	130
Other	3	2
Gross deferred tax asset	333	152
Valuation allowance related to net operating losses carried forward	(280)	(115)
Net deferred tax asset	53	37

Deferred Tax Liability:

(In US$ millions)	December 31, 2014	December 31, 2013
Property, plant and equipment	60	60
Foreign exchange	7	—
Gross deferred tax liability	67	60
Net deferred tax	(14)	(23)

Net deferred taxes are classified as follows:

(In US$ millions)	December 31, 2014	December 31, 2013
Short-term deferred tax asset	19	—
Long-term deferred tax asset	34	37
Long-term deferred tax liability	(67)	(60)
Net deferred tax	(14)	(23)

As of December 31, 2014, deferred tax assets related to net operating loss ("NOL") carryforwards was $291 million, which can be used to offset future taxable income. NOL carryforwards which were generated in various jurisdictions, include $271 million that will not expire, $4 million that will expire, if not utilized, in 2024 and $16 million that will expire, if not utilized, between 2033 and 2034. A valuation allowance of $280 million on the NOL carryforwards results where we do not expect to generate future taxable income. The change in the valuation allowance was due to increases of $165 million and zero utilization during the year compared to an increase of $41 million and zero utilization in 2013 and $44 million and zero utilization in 2012.

Uncertain tax positions

Certain of the Company's Norwegian subsidiaries have been party to an ongoing dispute to a tax reassessment issued in October 2011 by the Norwegian tax authorities in regards to the transfer of certain legal entities to a different tax jurisdiction and the principles for conversion of functional currency.

In April 2014 these subsidiaries entered into a settlement agreement with the Norwegian tax authorities resulting in discontinued legal proceedings in the Oslo District Court. The terms of the settlement agreement include the Company making a cash payment to the tax authorities for settlement of revised reassessments agreed between the parties.

Following settlement of the uncertainties arising from these matters, we recognized a decrease in the unrecognized tax benefits, including interest and penalties of approximately $147 million of which approximately $94 million had a positive impact on our effective tax rate for the twelve months ended December 31, 2014 as noted above.

As of December 31, 2014, we had unrecognized tax benefits of $9 million which is included in other current liabilities on our consolidated balance sheet. The changes to our liabilities related to unrecognized tax benefits, including interest and penalties that we recognize as a component of income tax expense, where as follows:

	Year ended December 31
(In US$ millions)	2014	2013	2012
Balance beginning of period	147	154	63
Increases as a result of positions taken in prior periods	9	29	109
Increases as a result of positions taken during the current period	—	12	8
Decreases as a result of positions taken in prior periods	(147)	(14)	(26)
Decreases as a result of positions taken in the current period	—	(34)	—
Balance end of period	9	147	154

As of December 31, 2014, if recognized, $9 million of our unrecognized tax benefits, including interest and penalties, would have a favorable impact on our effective tax rate.

The parent company, Seadrill Limited, is headquartered in Bermuda where it has been granted a tax exemption until 2035.  Other jurisdictions in which the Company and its subsidiaries operate are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction.  Thus, the Company may pay tax within some jurisdictions even though it may have an overall loss at the consolidated level.  The following table summarizes the earliest tax years that remain subject to examination by the major taxable jurisdictions in which the Company operates:

Jurisdiction	Earliest Open Year
United States	2013
Angola	2007
Australia	2008
Nigeria	2007
Norway	2007
Thailand	2003